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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      FEBRUARY 21, 2002 (FEBRUARY 21, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                                 PHH CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           COMMISSION FILE NO. 1-7797

            MARYLAND                                        52-0551284
   (STATE OR OTHER JURISDICTION                            (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)


         1 CAMPUS DRIVE
      PARSIPPANY, NEW JERSEY                                    07054
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                        (ZIP CODE)


                                 (973) 428-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5. OTHER EVENTS

      EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "PHH", "WE", "OUR", OR "US" MEANS PHH CORPORATION, A MARYLAND CORPORATION, AND ITS SUBSIDIARIES.

      On February 21, 2002, PHH completed a $750,000,000 revolving credit facility with a banking group led by JPMorgan Chase Bank. A copy of the amended and restated credit agreement is attached as Exhibit 10 to this Form 8-K and is incorporated by reference herein.

ITEM 7. EXHIBITS

      See Exhibit Index.




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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHH CORPORATION

                                    BY:    /s/ Eric Bock
                                       ----------------------------------
                                          Eric J. Bock
                                          Senior Vice President - Law
                                          and Corporate Secretary

Date: February 21, 2002







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                                 PHH CORPORATION
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED FEBRUARY 21, 2002 (FEBRUARY 21, 2002)


                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

10 Two-Year Competitive Advance and Revolving Credit Agreement dated as of March 4, 1997, as amended and restated through February 21, 2002 among PHH Corporation, the Lenders referred to therein and JPMorgan Chase Bank, as Administrative Agent.